UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2023 (January 25, 2023)

ORCHESTRA BIOMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39421	92-2038755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Union Square Drive

New Hope, Pennsylvania 18938

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 862-5797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Orchestra BioMed Holdings, Inc., a Delaware corporation (the “Company”), filed on January 31, 2023 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) with Health Sciences Acquisitions Corporation 2.

This Amendment No. 1 is being filed to include (A) the audited consolidated financial statements of Orchestra BioMed, Inc., a Delaware corporation (“Orchestra”), at December 31, 2022 and 2021 and for the years then ended and the related notes, (B) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Orchestra as of December 31, 2022 and for the years ended December 31, 2022 and 2021 and (C) the unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2022.

This Amendment No. 1 does not amend any other item of the Original Report (except as otherwise expressly stated herein) or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as otherwise expressly stated herein.

The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1. Terms used but not defined herein shall have the meanings ascribed thereto in the Original Report. The information provided herein relates to Orchestra prior to the consummation of the Business Combination unless otherwise specifically indicated (e.g., with respect to subsequent events disclosures, forward-looking statements, or potential future risk factors) or the context otherwise requires.

Item 2.02. Results of Operations and Financial Condition.

The financial statements set forth under paragraph (a)(1) of Item 9.01 of this Current Report on Form 8-K are incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(1)	The consolidated financial statements of Orchestra at December 31, 2022 and 2021, and for the years then ended, and the related notes thereto, are attached as Exhibit 99.1 and are incorporated herein by reference.

(2)	The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Orchestra as of December 31, 2022 and for the years ended December 31, 2022 and 2021 is attached as Exhibit 99.2 and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of December 31, 2022 and for the year ended December 31, 2022 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1+	Audited consolidated financial statements of Orchestra and the accompanying notes as of December 31, 2022 and for the years ended December 31, 2022 and 2021.
99.2+	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Orchestra as of December 31, 2022 and for the years ended December 31, 2022 and 2021.
99.3+	Unaudited pro forma condensed combined financial information and the accompanying notes as of and for the year ended December 31, 2022.
104+	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHESTRA BIOMED HOLDINGS, INC.

By:	/s/ David P. Hochman
Name:	David P. Hochman
Title:	Chief Executive Officer

Date: March 24, 2023

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